UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 31, 2000



                  TPI Land Development III Limited Partnership
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Arizona                      33-2121                     86-054040
------------------------     ------------------------      ---------------------
(State of incorporation)     (Commission File Number)      (IRS Employer ID No.)



2944 N. 44th Street, Suite 200, Phoenix, Arizona                   85018
------------------------------------------------                 ----------
    (Address of principal executive offices)                     (Zip Code)


                                 (602) 955-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1: CHANGES IN CONTROL OF REGISTRANT - N/A

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS - N/A

ITEM 3: BANKRUPTCY OR RECEIVERSHIP

        The Final Decree was filed on April 5, 2000, effective date of March 31, 2000, in the United States Bankruptcy Court in and for the District of Arizona, Case No. B95-05828-PHX-CGC, Chapter 11. The number of units issued and outstanding is 19,789 units.

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT - N/A

ITEM 5: OTHER EVENTS - N/A

ITEM 6: RESIGNATIONS OF REGISTRANT'S DIRECTORSN - N/A

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS - N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TPI LAND DEVELOPMENT III LIMITED PARTNERSHIP


Date: May 13, 2000                  By: /s/ Lawrie Porter
                                       -----------------------------------
                                       Lawrie Porter, Managing Member